Prudential Investment Portfolios 4

PGIM Muni High Income Fund

(the "Fund")

Supplement dated June 27, 2019 to the Fund's Currently Effective

Summary Prospectus, Prospectus and Statement of Additional Information

Effective July 1, 2019, the Fund's Summary Prospectus and Statutory Prospectus are amended as set forth below, as applicable.

I.In the Summary and Statutory Prospectus, in the section entitled "Fund Fees and Expenses," the following sentence is added to the first paragraph:

You may be required to pay commissions to a broker for transactions in Class Z shares, which are not reflected in the table or the example below.

II.In the Summary and Statutory Prospectus, the section entitled "Buying and Selling Fund Shares" is updated to reflect that there is no minimum initial investment for Class Z and Class R6 shares.

III.In the Statutory Prospectus, in the section entitled "Choosing a Share Class," the sub-section entitled "When choosing a share class, you should consider the following factors" is amended to add the following as the second to last bullet:

⬛ If you purchase Class Z shares through a broker acting solely as an agent on behalf of its customers pursuant to an agreement with PIMS, the broker may charge you a commission in an amount determined and separately disclosed to you by the broker.

IV.	In the Statutory Prospectus, in the section entitled "Choosing a Share Class" the sub-section entitled "Share Class Comparison" is hereby amended to reflect that there is no minimum initial or subsequent investment for Class Z shares and Class R6 shares.

V.In the Statutory Prospectus, the section entitled "Qualifying for Class R6 Shares" is amended to reflect that there is no minimum initial investment for Class R6 shares.

VI.	In the Statutory Prospectus, in the section entitled "Qualifying for Class R6 Shares," the sub-
section entitled "Other Types of Investors" is amended and restated as follows:
Other Types of Investors. Class R6 shares may also be purchased by Prudential, certain programs or accounts sponsored by Prudential (the SmartSolution IRA offered by Prudential
Retirement), and PGIM funds, including PGIM funds-of-funds. Investors in SmartSolution

LR1227

IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares.
Class R6 shares may only be purchased from financial intermediaries who offer such shares.
Class R6 shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries.
VII.	In the Statutory Prospectus, the section entitled "Qualifying for Class Z Shares" is hereby amended to reflect that there is no minimum initial investment for Class Z shares.
VIII.	In thes Statutory Prospectus, in the section entitled "Qualifying for Class Z Shares," the following is added as the last bullet point is added under the heading "Mutual Fund
Programs":
⬛ Fee- or commission-based retail brokerage programs of certain financial intermediaries that offer Class Z shares through such programs and that have agreements with PIMS to offer such shares when acting solely on an agency basis for their customers for the purchase or sale of such shares. If you transact in Class Z shares of the Fund through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary for effecting such transaction.
Because the Fund is not a party to any commission arrangement between you and your broker, any transactions in Class Z shares will be made by the Fund at net asset value
(before imposition of the commission). Any such fee is paid by you, not by the Fund, and the imposition of any such fee or commission by your broker or financial intermediary does not impact the net asset value for such Fund shares. Shares of the Fund are available in other share classes that have different fees and expenses.

LR1227